ASTON/River Road Independent Value Fund

Summary Prospectus – March 3, 2014	Ticker: Class N–ARIVX, Class I–ARVIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.astonfunds.com/forms-prospectuses. You can also get this information at no cost by calling 800-992-8151 or by sending an e-mail to contactfunds@astonasset.com. The Fund’s prospectus and statement of additional information, each dated February 28, 2014, are incorporated by reference to this summary prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term total return.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares		Class I Shares
Management Fees	1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		None
Other Expenses	0.18%		0.18%
Acquired Fund Fees and Expenses	0.05%		0.05%
Total Annual Fund Operating Expenses	1.48%		1.23%
Fee Waiver and/or Expense Reimbursement	(0.01	)%(a)	(0.01	)%(a)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.47	%(a)(b)	1.22	%(a)(b)
(a)

The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including investment-related costs (such as brokerage commissions), interest, taxes, extraordinary expenses and acquired fund fees and expenses, through February 28, 2015, to the extent that operating expenses exceed 1.42% of the Fund’s average daily net assets with respect to Class N shares and 1.17% of the Fund’s average daily net assets with respect to Class I shares (the “Operating Expense Limit”). Prior to February 28, 2015, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of Aston Funds. For a period of up to three years from the end of the fiscal year during which fees were waived or expenses were reimbursed, the investment adviser is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Total Annual Operating Expenses for the class, not including investment-related costs (such as brokerage commissions), interest, taxes, extraordinary expenses and acquired fund fees and expenses, remains at or below the Operating Expense Limit after such reimbursement.

(b)	The ratio of expenses to average net assets excludes earnings credits of 0.01%, which are included in the ratio of expenses to average net assets in the Fund’s most recent annual report.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$150	$467	$807	$1,768
Class I Shares	124	389	675	1,488

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82.24%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks and other equity securities that the portfolio manager believes are undervalued. Under normal circumstances, the Fund typically invests in companies with market capitalizations between $100 million and $5 billion at the time of acquisition. The Fund’s equity investments consist primarily of common stock but may also include other types of equity such as preferred stock, convertible securities, foreign securities and real estate investment trusts (“REITs”). Cash is a residual of the investment process. When the portfolio manager is unable to find investment opportunities that meet the

Aston Funds	1	Summary Prospectus

Fund’s criteria, the Fund may have significant (more than 25%) cash balances for sustained periods. The portfolio manager employs a value driven, bottom-up fundamental approach that seeks to identify companies with certain characteristics including:

■	Priced at a discount to absolute value
■	Considered high quality by the portfolio manager
■	Strong balance sheet or consistent free cash flow
■	Valuation confidence

The portfolio manager generally emphasizes a high quality portfolio and seeks absolute return while minimizing downside portfolio risk. As a result, the Fund’s returns may vary significantly from its benchmark index. To manage risk, the portfolio manager adheres to a structured sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Convertible Security Risk. Convertible preferred securities, which are convertible into shares of the issuer’s common stock and also bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower. In that case, the prices of these convertible securities normally will fall as interest rates rise. Conversely, as rates fall, the prices of these convertible securities will rise.

The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of the security will not be able to make principal and/or interest payments as well as the risk that the holder of the security may not take advantage of the conversion features in the appropriate time frame.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio holdings may result in a higher than average level of capital gains, including short-term capital gains, and will result in greater transaction costs to the Fund. To the extent distributions to shareholders are made from net short-term capital gains (i.e., net capital gain on securities held or treated as held by the Fund for one year or less minus any net capital losses on securities held or treated as held by the Fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at the lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact the Fund’s performance.

REIT Risk. Securities of REITs may be affected by changes in the values of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. The value of real estate is also affected by general economic conditions. When economic growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions from REITs generally are taxed as ordinary income for federal income tax purposes.

Small-Cap Company Risk. Investing in securities of small-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more

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limited volume than the securities of larger, more established companies. Also, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

Value Style Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when value stocks are out of favor.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year for the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	03/11	7.22%
Worst quarter:	09/11	(7.45)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2013)

	ASTON/River Road Independent Value Fund
	1 Year	Since Inception
Class N Shares (Inception 12/31/10):
Return Before Taxes	7.09%	7.55%
Return After Taxes on Distributions	5.44%	6.24%
Return After Taxes on Distributions and Sale of Fund Shares	4.16%	5.39%
Class I Shares (Inception 6/1/2011):
Return Before Taxes	7.34%	5.41%
Russell 2000 Value Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, computed from May 31, 2011, is 14.24%.)	34.52%	14.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LP serves as investment adviser to the Fund. River Road Asset Management, LLC (“River Road”) serves as the subadviser to the Fund. Aston Asset Management, LP will be known as Aston Asset Management, LLC following the purchase of its remaining outstanding equity by its parent company, which is expected to occur during the second quarter of 2014.

Mr. Eric Cinnamond, CFA, Vice President of River Road and portfolio manager of River Road’s Independent Value Strategy, has served as the Portfolio Manager since the Fund’s inception in December 2010.

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PURCHASE AND SALE OF FUND SHARES*

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, RI 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50
*	The Fund is currently accepting additional investments from existing investors only. The Fund will remain closed to new investors until further notice, with certain limited exceptions as listed in the “Shareholder Information” Section of the statutory prospectus.

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

RRIV314

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